EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of ImproveNet, Inc., a Delaware corporation (the "Company"), for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Jeffrey I. Rassas, Co-Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)): and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

ImproveNet, Inc.

/s/ Jeffrey I. Rassas
-----------------------------
Jeffrey I. Rassas
Co-Chairman and CEO

Dated: May 20, 2003